UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Seventh Avenue
New York, New York 10018
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 22, 2024, Recruiter.com Group, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 8, 2024 (the “Record Date”). As of the Record Date, there were 1,462,570 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share of the Company’s Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 491,965 shares of Common Stock were represented and voted, in person or by proxy, constituting a quorum for the Annual Meeting (the votes represented equaled approximately 33.63% of the outstanding possible votes).

At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 15, 2022. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following seven directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified.

	Votes For	Votes Against	Broker Non-Votes
Evan Sohn	481,418	10,547	0
Miles Jennings	485,924	6,041	0
Granger Whitelaw	489,654	2,311	0
Deborah Leff	488,442	3,523	0
Lillian Mbreki	489,612	2,353	0
Steve Pemberton	487,485	4,480	0
Wallace D. Ruiz	487,191	4,774	0

Proposal 2

The Company’s stockholders approved the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal years 2023 and 2024, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
490,344	1,581	40	-

Proposal 3

The proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and/or 2 was withdrawn because the Company’s stockholders approved and adopted the Proposal 1 and 2, as noted above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recruiter.com Group, Inc.

Date: March 27, 2024	/s/ Miles Jennings
Miles Jennings Chief Financial Officer

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